UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2010
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-8520 (Commission File Number)	52-1145429 (IRS Employer Identification Number)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa (Address of principal executive offices)	51102-6000 (Zip Code)
Registrant’s telephone number, including area code: (712) 277-1340
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 on Form 8-K/A (the “Amended 8-K”) is filed with the Securities and Exchange Commission (the “SEC”) as an amendment to the Current Report on Form 8-K filed with the SEC on November 23, 2009 (the “Initial 8-K”) by Terra Industries Inc. (“Terra”). Pursuant to Instruction 2 to Item 5.02 of Form 8-K, Terra is filing this Amended 8-K to provide information that had not been determined at the time of filing the Initial 8-K with the SEC.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (d) On January 7, 2010, the Board of Directors of Terra appointed (i) Martha O. Hesse to serve on the Audit Committee and to serve as Chairman of the Nominating and Corporate Governance Committee, (ii) Dennis McGlone to serve on the Compensation Committee and (iii) Henry R. Slack to serve on the Nominating and Corporate Governance Committee.
     Committee assignments for the remaining Terra directors were also made on January 7, 2010, and will be set forth in Terra’s annual report on Form 10-K for 2009.
     Except as set forth herein, the disclosure set forth in the Initial 8-K is not amended or modified by this Amended 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.
By:	/s/ John W. Huey
	Name:	John W. Huey
	Title:	Vice President, General Counsel and Corporate Secretary

Date: January 13, 2010